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                                                                      Exhibit 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (File No. 333-74704) and Form S-8 (File Nos. 333-69318, 333-71504, 333-76042 and 333-82348) of Regent Communications, Inc. of our report dated March 13, 2002, relating to the consolidated financial statements and financial statement schedule, which appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP

Cincinnati, Ohio
March 18, 2002